UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2011

Waccamaw Bankshares, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-33046	52-2329563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North J. K. Powell Boulevard, Whiteville, NC		28472-3008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (910) 641-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Alan W. Thompson as Interim Chief Executive Officer. Effective March 16, 2011, the boards of directors of Waccamaw Bankshares, Inc. (the “Company”), and its wholly owned subsidiary, Waccamaw Bank (the “Bank”) appointed Alan W. Thompson, age 47, as interim chief executive officer of the Company and the Bank. Mr. Thompson also serves as chairman of the boards of directors of the Company and the Bank. Mr. Thompson has been president of Thompson, Price, Scott, Adams & Co., P.A., a certified public accounting firm in Whiteville, North Carolina, since 1993. He has also served as president of Medical Billing Organization, Inc. (medical billing company), since 2002; manager of TSA Rentals, LLC (rental real estate), since 2002; manager of Dominion Wealth Management (financial services); and manager of A & M Investments, LLC (real estate), all in Whiteville, North Carolina. None of these business entities is affiliated with either the Company or the Bank. There are no family relationships between Mr. Thompson and any other director or executive officer of the Company or the Bank. Mr. Thompson does not hold any directorships in any other company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or subject to section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Resignation of Michael D. Larrowe. On March 18, 2011, Michael D. Larrowe resigned from his positions as executive vice president and chief administrative officer of the Company and the Bank. Mr. Larrowe’s resignation will be effective April 1, 2011.

This current report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of the registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waccamaw Bankshares, Inc.
(Registrant)

Date	March 22, 2011

/s/ Geoffrey R. Hopkins
Geoffrey R. Hopkins
President